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                                                                  Exhibit 99.2.3
PROFORMA UNAUDITED CONSOLIDATED  STATEMENTS  OF  INCOME  (Excludes
Restructuring Charges)
NATIONAL DATA CORPORATION
Restatement of Income for Discontinued Operations

(In thousands, except per share data)
 ----------------------------------------------------------------------------------------------------------------------------------
                                                              FY 1999                                       FY 2000
                                      -------------------------------------------------------    ----------------------------------
                                        Qtr 1         Qtr 2       Qtr 3      Qtr 4     Total       Qtr 1      Qtr 2          Qtr 3
                                      -------------------------------------------------------    ----------------------------------
Revenue                               $163,738     $162,989    $165,437   $176,883   $669,047    $175,548   $169,201       $167,695
-------                               -------------------------------------------------------    ----------------------------------
Operating expenses:
  Cost of service                       79,593       80,696      78,513     82,455    321,259      83,719     87,057  (1)    83,101
  Sales, general and administrative     50,835       51,385      53,491     53,300    209,009      55,467     64,806  (1)    56,843
                                      -------------------------------------------------------    ----------------------------------
                                       130,428      132,081     132,004    135,755    530,268     139,186    151,863        139,944
                                      -------------------------------------------------------    ----------------------------------

Operating income                        33,310       30,908      33,433     41,128    138,779      36,362     17,338         27,751
----------------                      -------------------------------------------------------    ----------------------------------
Other income (expense):
  Interest and other income                530          844         336        535      2,284       1,669      2,722            600
  Interest and other expense            (3,597)      (3,803)     (3,601)    (3,892)   (14,932)     (3,081)    (3,402)        (3,352)
  Minority interest                       (995)        (817)       (834)    (1,163)    (3,809)     (1,071)      (923)        (1,031)
                                      -------------------------------------------------------    ----------------------------------
                                        (4,062)      (3,776)     (4,099)    (4,520)   (16,457)     (2,483)    (1,603)        (3,783)
                                      -------------------------------------------------------    ----------------------------------

Income before income taxes and
 discontinued operations                29,248       27,132      29,334     36,608    122,322      33,879     15,735         23,968
                                      =======================================================    ==================================
Provision for income taxes              11,408       10,581      11,440     13,697     47,124      13,042      6,524          9,228
--------------------------            -------------------------------------------------------    ----------------------------------
  Income before discontinued
   operations                         $ 17,840     $ 16,551    $ 17,894   $ 22,911   $ 75,198    $ 20,837   $  9,211       $ 14,740
                                      =======================================================    ==================================
Discontinued operations                 (1,517)        (814)        792     (2,220)    (3,761)    (15,900)    (2,323)       (13,546)
                                      -------------------------------------------------------    ----------------------------------
Net income                            $ 16,323     $ 15,737    $ 18,686   $ 20,691   $ 71,437    $  4,937   $  6,888       $  1,194
                                      =======================================================    ==================================

Basic earnings before discontinued
 operations (2)                       $   0.53     $   0.49    $   0.53   $   0.68   $   2.23    $   0.62   $   0.28       $   0.45
                                      =======================================================    ==================================
Discontinued operations (2)           $  (0.04)    $  (0.02)   $   0.02   $  (0.07)  $  (0.11)   $  (0.47)  $  (0.07)      $  (0.41)
                                      -------------------------------------------------------    ----------------------------------
Basic earnings per share (2)          $   0.48     $   0.47    $   0.55   $   0.61   $   2.12    $   0.15   $   0.21       $   0.04
                                      =======================================================    ==================================

Diluted earnings before discontinued
 operations (2)                       $   0.51     $   0.48    $   0.50   $   0.64   $   2.11    $   0.58   $   0.27       $   0.44
                                      =======================================================    ==================================
Discontinued operations (2)           $  (0.04)    $  (0.02)   $   0.02   $  (0.07)  $  (0.11)   $  (0.47)  $  (0.07)      $  (0.41)
                                      -------------------------------------------------------    ----------------------------------
Diluted earnings per share (2)        $   0.47     $   0.45    $   0.52   $   0.58   $   2.02    $   0.14   $   0.20       $   0.04
                                      =======================================================    ==================================

(1) As discussed in the 10-Q for the quarter ended November 30, 1999, the Company incurred unusual expenses in addition to the $34,393 restructuring charge. Excluding the amounts recorded in the discontinued operations, these unusual expenses were $1,888 of Cost of Service Provided and $9,227 of Sales, General and Administrative expenses.
(2) Note: See the specific share counts utilized in earnings per share on
Exhibit 99.2.4